WELLINGTON MANAGEMENT COMPANY, LLP

280 Congress Street

Boston, MA 02110

January 31, 2013

Global Eagle Acquisition Corp.

10900 Wilshire Blvd., Suite 1500

Los Angeles, California 90024

Ladies and Gentlemen:

Reference is made to that certain Agreement and Plan of Merger and Reorganization, dated as of November 8, 2012, by and among the Global Eagle Acquisition Corp., a Delaware corporation (the “Company”), EAGL Merger Sub Corp., a Delaware corporation and a direct wholly owned subsidiary of the Company (“Merger Sub”), Row 44, Inc., a Delaware corporation (“Row 44”), and PAR Investment Partners, L.P., a Delaware limited partnership (“PAR”), in its capacity as stockholders’ agent and for other specific purposes (as it may be amended, the “Merger Agreement”). Pursuant to the Merger Agreement, Merger Sub will merge with and into Row 44, with Row 44 surviving the merger, as a result of which Row 44’s equity holders will be entitled to receive shares of voting common stock of the Company (the “Common Stock”) at the closing thereunder, subject to adjustment and an escrow holdback as described therein (such transaction, the “Merger”).

Wellington Management Company, LLP (“Wellington”) acts as the investment advisor to the entities listed on Exhibit A hereto (the “Wellington Investors”) who are stockholders of Row 44. Wellington is the sole stockholder of Wellington Management Investment, Inc. (“WMI”). WMI is the sole manager of each of Wellington Hedge Management, LLC (“WHM”) and Wellington Hedge Administrator, LLC (“WHA” and, together with WHM, the “Wellington GPs”). Wellington, WMI, the Wellington GPs and the Wellington Investors are collectively referred to herein as the “Wellington Entities.” WHM is the managing general partner of certain of the Wellington Investors and WHA is the general partner of certain of the Wellington Investors, in each case as set forth on Exhibit A hereto. As part of the Merger, the Wellington Investors will receive shares of Common Stock and warrants to purchase Common Stock in exchange for their capital stock and warrants to purchase capital stock of Row 44 (such shares of Common Stock, including shares of Common Stock underlying such warrants, the “Wellington Merger Shares”). The term “Wellington Merger Shares” shall also include any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization, reclassification or similar event with respect to the Wellington Merger Shares.

Each of the parties hereby agrees as follows:

1. Until the Termination Time (as defined below), to the extent (but only to the extent) that Wellington, WMI, the Wellington GPs and/or the Wellington Investors, individually or collectively, would, but for the limitations contained in this paragraph, beneficially own in excess of 9.9% (the “Maximum Percentage”) of the Common Stock when taking into account (partially or wholly) the ownership of the Wellington Merger Shares (the Wellington Merger Shares so causing the Maximum Percentage to be exceeded being referred to herein as the “Excess Shares”), each of Wellington, WMI, any Wellington GP and any Wellington Investor covenants and agrees that it shall not (and each expressly disclaims and relinquishes any right to), directly or indirectly, (i) exercise any voting power with respect to the Excess Shares, including the power to vote or direct the voting of such Excess Shares or (ii) exercise any investment power with respect to the Excess Shares, including the power dispose or direct the disposition of such Excess Shares. To the extent the above limitations apply, each of Wellington, WMI, any Wellington GP and any Wellington Investor agrees to apply such limitations to such Excess Shares on a pro rata basis among the Wellington Investors based on the number of Wellington Merger Shares held, or to be held, by each Wellington Investor. For the purposes of this paragraph, beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder. The provisions of this paragraph shall be implemented in a manner otherwise than in strict conformity with the terms of this paragraph to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Maximum Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Maximum Percentage limitation. The holders of Common Stock shall be third party beneficiaries of this paragraph and the limitations contained herein may not be amended or waived without the consent of holders of a majority of the Common Stock. For any reason at any time, upon the written or oral request of Wellington, the Company shall promptly confirm orally and in writing to Wellington the number of shares of Common Stock then outstanding.

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2. In order to implement the enforcement of the Maximum Percentage limitation, within one (1) business day following the closing of the Merger and prior to the issuance of any Wellington Merger Shares to the Wellington Investors pursuant to the Merger Agreement, in connection with the issuances of stock certificates representing the Wellington Merger Shares, (i) the Company shall deliver to Wellington (A) a notice stating the number of shares of Common Stock outstanding upon consummation of the Merger and (B) a copy of the Spreadsheet (as defined in the Merger Agreement) and (ii) to the extent the issuance of the Wellington Merger Shares to the Wellington Investors would, but for the limitations contained in paragraph 1 above, cause a violation of the Maximum Percentage limitation, the Wellington Investors shall, in their letters of transmittal provided to them by the Company pursuant to the Merger Agreement, instruct the exchange agent identified therein (the “Exchange Agent”) as to the number of Excess Shares, if any, to be deposited with American Stock Transfer & Trust Company LLC as escrow agent (the “Escrow Agent”), which Excess Shares shall be registered in the name of the Escrow Agent, all pursuant to an Escrow Agreement in the form of Exhibit B attached hereto (the “Escrow Agreement”) to be entered into by the Company, the Escrow Agent, Wellington and the Wellington Investors prior to the closing of the Merger, which Excess Shares shall be held in escrow until disbursed in accordance with the Escrow Agreement. In furtherance of the foregoing, the Company shall instruct the Exchange Agent to cause such Excess Shares to be so issued in the name of, and deposited with, the Escrow Agent. In addition, if Wellington determines at any time and from time to time that the Wellington Investors have possession of Excess Shares, then it shall cause such Excess Shares to be deposited with the Escrow Agent, be held in escrow until disbursed in accordance with the Escrow Agreement. Furthermore, any attempt by Wellington, WMI, any Wellington GP or any Wellington Investor to exercise voting power or dispositive power with respect to Excess Shares shall be void ab initio. Pursuant to the Escrow Agreement, the Escrow Agent shall distribute Excess Shares to a Wellington Investor upon receipt of and only in accordance with the terms of a copy of an executed certification signed by Wellington, in its capacity as investment adviser to the Wellington Investors, and addressed to the Company and the Escrow Agent certifying that, based on the number of shares of Common Stock outstanding in the Company’s most recent report filed under the Exchange Act or as otherwise provided by the Company to Wellington, the exercise of voting power or investment power with respect to such Excess Shares by any Wellington Entity shall not cause a violation of the Maximum Percentage limitation described herein.

3. The Company shall be indemnified and held harmless by the Wellington Investors, severally and not jointly, from and against any losses, costs and expenses, including reasonable counsel fees and disbursements, suffered by the Company in connection with any inaction or action taken by it hereunder or under the Escrow Agreement, or any action, suit or other proceeding, and each of the Wellington Investors agree not to bring any action against the Company, in each case, involving any claim which in any way, directly or indirectly, arises out of or relates to this Letter Agreement or the Escrow Agreement. Promptly after the receipt by the Company of notice of any demand or claim or the commencement of any action, suit or proceeding, the Company shall notify the other parties hereto in writing. The provisions of this paragraph 3 shall survive the Termination Time.

4. This letter agreement shall automatically terminate at such time (the “Termination Time”) which is the earlier of (i) such time that none of Wellington, WMI, the Wellington GPs and/or the Wellington Investors, individually or collectively, beneficially own (as determined in accordance with Section 13(d) of the Exchange Act), without regard to the Maximum Percentage limitation described above, more than 9.9% of the Common Stock and (ii) such time that the Common Stock (including any equity securities into which the Common Stock has been recapitalized, reclassified or converted) is no longer registered pursuant to Section 12 of the Exchange Act.

5. Any notice or other communication required or permitted to be delivered to any party under this letter agreement shall be in writing and shall be deemed properly delivered, given and received (a) when delivered by hand, or (b) upon confirmed delivery by courier or express delivery service or by facsimile, in each case to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other parties hereto):

If to the Company:

Global Eagle Acquisition Corp.

10900 Wilshire Blvd., Suite 1500

Los Angeles, CA 90024

Attention: General Counsel

Facsimile: 310-209-7225

with a copy (which shall not constitute notice) to:

McDermott Will & Emery LLP

340 Madison Avenue

New York, NY 10173-1922

Attention: Joel Rubinstein, Esq.

Facsimile: 646-390-1209

If to a Wellington Entity:

c/o Wellington Management Company, LLP

280 Congress Street

Boston, MA 02110

Attention: Steven M. Hoffman

Facsimile: 617-289-5699

with a copy (which shall not constitute notice) to:

Bradley A. Jacobson, Esq.

Greenberg Traurig, LLP

One International Place

Boston, MA 02110

Facsimile: 617-279-8402

6. To the extent that any regulatory or self-regulatory body should raise any issues or questions with respect to the matters addressed herein, the parties agree to consult with each other and work in good faith to address such issues or questions in a manner consistent with a mutual resolution addressing the issues of each party.

7. This letter agreement shall be construed in accordance with, and governed in all respects by, the laws of the State of New York (without giving effect to principles of conflicts of laws). This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts will be deemed an original, will be construed together and will constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this letter agreement as of the date first above written.

Very truly yours,

WELLINGTON MANAGEMENT COMPANY, LLP

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

WELLINGTON MANAGEMENT INVESTMENT, INC.

By:	/s/ Gregory S. Konzal
Name:	Gregory S. Konzal
Title:	Vice President

WELLINGTON HEDGE MANAGEMENT, LLC

By:	/s/ Gregory S. Konzal
Name:	Gregory S. Konzal
Title:	Vice President

WELLINGTON HEDGE ADMINISTRATOR, LLC

By:	/s/ Gregory S. Konzal
Name:	Gregory S. Konzal
Title:	Vice President

J. CAIRD PARTNERS, L.P.

By: Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

J. CAIRD INVESTORS (BERMUDA) L.P.

By: Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

QUISSETT PARTNERS, L.P.

By: Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

QUISSETT INVESTORS (BERMUDA) L.P.

By: Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

BAY POND PARTNERS, L.P.

By: Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

BAY POND INVESTORS (BERMUDA) L.P.

By: Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

ITHAN CREEK MASTER INVESTORS (CAYMAN) L.P.

By: Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

ITHAN CREEK MASTER INVESTMENT PARTNERSHIP (CAYMAN) II, L.P.

By: Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

ACCEPTED AND AGREED as of the date first written above by the undersigned, thereunto duly authorized

GLOBAL EAGLE ACQUISITION CORP.

By:	James A. Graf
Name: James A. Graf
Title: Vice President

Exhibit A

Wellington Investors

Wellington Investor	Managing General Partner/General Partner

Ithan Creek Master Investment Partnership (Cayman) II, L.P.	Wellington Hedge Management, LLC

Ithan Creek Master Investors (Cayman) L.P.	Wellington Hedge Management, LLC

Bay Pond Investors (Bermuda) L.P.	Wellington Hedge Administrator, LLC

Bay Pond Partners L.P.	Wellington Hedge Management, LLC

J. Caird Partners, L.P.	Wellington Hedge Management, LLC

J. Caird Investors (Bermuda) L.P.	Wellington Hedge Administrator, LLC

Quissett Investors (Bermuda) L.P.	Wellington Hedge Administrator, LLC

Quissett Partners, L.P.	Wellington Hedge Management, LLC

Exhibit B

Escrow Agreement

[TO BE ATTACHED]

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